SHAREHOLDERS' EQUITY - Preferred Stock Shares (Detail) - $ / shares	Sep. 30, 2021	Mar. 08, 2021	Dec. 31, 2020
Stockholders' Equity Note [Abstract]
Preferred shares, shares authorized	5,000,000	5,000,000	5,000,000
Preferred stock, par value, (per share)	$ 0.0001	$ 0.0001	$ 0.0001
Preferred shares, shares issued	0	0	0
Preferred shares, shares outstanding	0	0	0